SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2003

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

    Delaware                        333-102489                    74-2440850
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

         745 7th Avenue, 7th Floor                                  10019
           New York, New York
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(Address of principal executive offices)                           Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)

ITEM 5. Other Events.

      The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-102489 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $697,797,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A1, Class 4-A2, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-6A on February 28, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 24, 2003, as supplemented by the Prospectus Supplement, dated February 26, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A-2, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A1, Class 4-A2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $703,075,972.21 as of February 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            1.1 Terms Agreement, dated February 25, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of February 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.3 Servicing Agreement, dated as of February 1, 2003, between Lehman Brothers Bank, FSB and Aurora Loan Services Inc.

            99.4 Reconstituted Servicing Agreement, dated as of February 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

            99.5 Transfer Notice, dated as of February 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Bank, FSB.

            99.6 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

            99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora and Colonial Savings, F.A.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION


                                            By: /s/ Michael C. Hitzmann
                                                --------------------------------
                                            Name: Michael C. Hitzmann
                                            Title: Vice President

Date: March 17, 2003

                                  EXHIBIT INDEX

Exhibit No.                          Description                        Page No.
-----------                          -----------                        --------

1.1 Terms Agreement, dated February 25, 2003, between Structured Asset Securities Corporation, as
                  Depositor and Lehman Brothers Inc., as the
                  Underwriter.

4.1 Trust Agreement, dated as of February 1, 2003, among Structured Asset Securities Corporation, as
                  Depositor, Aurora Loan Services Inc., as Master
                  Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Brothers
                  Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.3 Servicing Agreement, dated as of February 1, 2003, between Lehman Brothers Bank, FSB and Aurora Loan Services Inc.

99.4              Reconstituted Servicing Agreement, dated as of
                  February 1, 2003, between Cendant Mortgage
                  Corporation and Lehman Brothers Bank, FSB.

99.5 Transfer Notice dated as of February 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Bank, FSB.

99.6 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora and Colonial Savings, F.A.